UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 8, 2009 (Date of earliest event reported):

SILICON GRAPHICS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is filed for the purpose of amending the Current Report on Form 8-K of Rackable Systems, Inc. (“Rackable Systems”) dated May 8, 2009, filed with the Securities and Exchange Commission on May 14, 2009 (the “Initial Form 8-K”), to file the information required under Items 2.01 and 9.01, by including as Exhibit 99.1 the unaudited condensed consolidated financial statements of Silicon Graphics, Inc. (“Legacy SGI”) as of March 27, 2009 and for the nine-month periods ended March 27, 2009 and March 28, 2008, Exhibit 99.2 audited consolidated financial statements of Legacy SGI as of and for the year ended June 27, 2008, and Exhibit 99.3 unaudited pro forma condensed combined financial statements.

Rackable Systems reported in the Initial Form 8-K that on May 8, 2009, it had completed its acquisition of substantially all the assets of Legacy SGI, including Legacy SGI’s non-U.S. subsidiaries and operations, other than certain assets unrelated to the ongoing business pursuant to the terms of an Asset Purchase Agreement dated March 31, 2009, as amended on April 30, 2009 (as amended, the “Agreement”). The Agreement was made and entered into by and among Rackable Systems, Legacy SGI and certain Legacy SGI subsidiaries.

At that time, Rackable Systems stated in the Initial Form 8-K, under parts (a) and (b) of Item 9.01 therein, that it would file the required financial statements and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial statements and pro forma financial information.

Effective May 18, 2009, Rackable Systems changed its corporate name to Silicon Graphics International Corp. (“SGI”). Effective June 4, 2009, Legacy SGI changed its name to Graphics Properties Holdings Inc.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

	1.	Legacy SGI’s unaudited condensed consolidated balance sheet as of March 27, 2009, and unaudited condensed consolidated statements of operations and cash flows for the nine months ended March 27, 2009 and March 28, 2008 are attached hereto as Exhibit 99.1.

	2.	Legacy SGI’s audited consolidated balance sheets as of June 27, 2008 (Successor Company) and June 29, 2007 (Successor Company) and related audited consolidated statements of operations, cash flows and stockholders’ equity for the year ended June 27, 2008 (Successor Company), the nine months ended June 29, 2007 (Successor Company), the three months ended September 29, 2006 (Predecessor Company), and the year ended June 30, 2006 (Predecessor Company), together with the report thereon of KPMG LLP, previously filed by Legacy SGI in its Annual Report on Form 10-K for the fiscal year ended June 27, 2008 (Successor Company) with the Securities and Exchange Commission on September 22, 2008 and are incorporated herein by reference and are unchanged from their original filings.

(b)	Pro Forma Financial Information.

	1.	The required pro forma financial information for the twelve months ended January 3, 2009, and as of and for the three months ended April 4, 2009, is attached hereto as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Legacy SGI as of March 27, 2009 and for the nine-month periods ended March 27, 2009 and March 28, 2008

99.2	Unaudited pro forma financial information for the twelve months ended January 3, 2009, and as of and for the three months ended April 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics International Corp.

Date: July 24, 2009	By:	/s/ James D. Wheat
James D. Wheat
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Legacy SGI as of March 27, 2009 and for the nine-month periods ended March 27, 2009 and March 28, 2008

99.2	Unaudited pro forma financial information for the twelve months ended January 3, 2009, and as of and for the three months ended April 4, 2009

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